2022 Investor Day Exhibit 99.1

Forward-Looking Statement This presentation may include forward-looking statements, both with respect to Global Indemnity Group, LLC (the "Company”) and its industry, that reflect our current views with respect to future events and financial performance. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, and often can be identified by the use of words such as “expect,” “intend,” “plan,” “believe,” “trends,” and similar expressions of a future or forward-looking nature. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond the Company’s control. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements, and, therefore, you should not place undue reliance on any such statements. In addition, any estimates relating to loss events involve the exercise of considerable judgments and reflect a combination of ground-up evaluations, information available to date from brokers and cedents, market intelligence, initial tentative loss reports, and other sources. The actuarial range of reserves and management’s best estimate is based on our then-current state of knowledge including explicit and implicit assumptions relating to the pattern of claim development, the expected ultimate settlement amount, inflation, and dependencies between lines of business. However, due to the complexity of factors contributing to the losses and the preliminary nature of the information used to prepare these estimates, there can be no assurance that the Company’s ultimate losses will remain within the stated amount. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in our most recent reports on Form 10-K and Form 10-Q and other documents of the Company’s on file with or furnished to the U.S. Securities and Exchange Commissions (“SEC”), all of which are available through the SEC website at www.sec.gov. Any forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments will be realized, or even if substantially realized, that they will have the expected consequences to, or effects on, or it’s business or operations. The Company undertakes no obligation to update any statements herein for revisions or changes after the date of this presentation other than as required by law. Investment Update | September 2022 |

Today’s Agenda Investment Update | September 2022 | Chairman’s Presentation Saul Fox Chairman Execution of Strategic Vision David Charlton Chief Executive Penn-America Binding Stan Lam SVP, Penn-America Binding Financials Thomas McGeehan Chief Financial Officer Questions and Answers Stephen Ries Head of Investor Relations

Today’s Presenters Investment Update | September 2022 | Thomas McGeehan Chief Financial Officer David Charlton Chief Executive Saul Fox Chairman Stan Lam SVP, Penn-America

Saul Fox Chairman Investment Update | September 2022 |

Corporate Strategy: GBLI Repositioned

Completed a 5-year transformation of GBLI from a complex, offshore, property-catastrophe-oriented insurer subject to considerable earnings volatility to a streamlined primarily casualty lines E&S domestic carrier

Actions

- Since 2017
  - Shed 59% of GWP $303 million of $516 million with a 119.8% Combined Ratio in 2017
  - Grew Continuing Lines NWP $193 million to $462 million from 2017 – 2021 with a 90% Combined Ratio
  - Completed the redomestication of GBLI in 2020. Over the 17 years offshore, GBLI earned net income of $562 million and incurred less than $0.1million of income tax expense on a cumulative basis during that time.
  - Repaid $230 million of long-term debt- Eliminating 100% of GBLI's outstanding debt
- Reduction of Investment Portfolio's Duration and Investment Risk
  - Duration 4.6 years at May 2021 compared to 1.7 years at June 2022
  - Maintained Average credit quality of AA- at May 2021 and August 2022
  - Entire common stock portfolio of $76 Million sold 1st Quarter of 2022. Will consider 'inching' back into equities and increasing allocation to alternatives/private equity

Net Written Premium of Continuing Business



($ millions)
24 % CAGR
$192.8
$228.4
$308.7
$356.0
$462.0
$554.0
2017
2018
2019
2020
2021
2022 E

Reinsurance segment did not renew property treaties after 2019. These treaties wrote $70 million of gross written property premium in 2019

INVESTMENT UPDATE | SEPTEMBER 2022 | 6

Corporate Strategy: GBLI Transformation Sale of American Reliable Investment Update | September 2022 | Sold Renewal Rights to $95 million of premiums to K2 Insurance Services and American Family Mutual Insurance Company in October 2021 Manufactured Home & Dwelling Renewal Rights Sale of $95 million of Premiums Sold Renewal Rights to $81 million of premiums to Everett Cash Mutual (ECM) in August 2022 Pending regulatory approvals for the sale of the American Reliable shell to ECM, ECM has been reinsuring 100% of Farm, Ranch, & Equine renewals since August 2022 Farm, Ranch & Equine Renewal Rights Sale of $81 million of Premiums The break-up and sale of American Reliable’s businesses and corporate shell generated $175 million in proceeds for GBLI (including extracted capital) – equivalent to 180% of American Reliable’s book value

Reduced CAT Volatility Investment Update | September 2022 | Probable Maximum Loss (PML) 1 in 250 Average Catastrophe Loss Ratio 2017 to 2021 80 % Reduction 22 Points Lower ($ millions)

Exited Lines Investment Update | September 2022 GBLI Continuing Lines – Gross Written Premium | Continuing Lines Peer Companies Down 36% CAGR 10.6% CAGR 22.9% Growing faster than Peer Companies Minimal earnings drag expected in 2023 and beyond as most of this premium will not be written or it will be ceded ($ millions) ($ millions) ($ millions) Peer Group Ticker Symbols – KNSL, RLI, MKL, JRVR, WRB, SIGI, AFG, ARGO Amounts above represent average gross written premium of Peer companies

Investment Update | September 2022 GBLI Continuing Lines – 5 Year Average Combined Ratio | Accident Year Combined Ratio Calendar Year Combined Ratio Accident Year Combined Ratio in-line with peer companies Solid track record of loss reserve reductions Peer Group Ticker Symbols – KNSL, RLI, MKL, JRVR, WRB, SIGI, AFG, ARGO

Returned to Shareholders Investment Update | September 2022 | Returned to Shareholders Since September 2003 Fox Paine & Company acquired control on September 5, 2003 From 2003 – December 31, 2021, the company generated $582 million of Aggregate Net Income $525 million or 90% of Aggregate Net Income has been distributed to shareholders in the form of dividends, share repurchases, and share redemptions Although Fox Paine participated in its pro rata share of dividends, Fox Paine chose not to participate in any share repurchases or share redemptions and has to date never sold a share of GBLI stock. Fox Paine owned 40.5% of GBLI at June 2022 ($ millions)

David Charlton Chief Executive Investment Update | September 2022 |

Execution of Strategic Vision | Investment Update | September 2022 ` Best in class specialty insurance company focused on small to middle market business achieving steady growth and a consistent combined ratio in the low 90’s.

Corporate Strategy Be the best-in-class specialty insurance company focused on small to middle market business achieving steady growth and a consistent combined ratio in the low 90s. GUIDING PRINCIPLES Our People are #1 Customer-centric Mentality Disciplined Underwriting Investment Update | September 2022 | Where We Play Casualty business with a goal to write: 70% Casualty 30% Property Small to middle market accounts Excess & Surplus Lines, Specialty and Commercial insurance business How We Win Retaining and hiring talented people Combined ratio in the low 90s as we transition and build the new businesses Develop efficiencies via technology, innovation, automation, and third-party data Provide best-in-class service Our Capabilities Strong Claims, Legal, Actuarial, Internal Audit, Finance, and Operational teams Expertise in underwriting

Hiring Talented People
Building Leadership Depth Across Our Company

GBLI has hired over 21 experienced Executives since April 2021

- Chief Executive
- Chief Operating Officer
- SVP, Human Resources
- SVP, Innovation & Automation
- Chief Information Officer
- SVP, Management & Professional Liability
- SVP, Environmental
- SVP, Excess Casualty
- SVP, InsurTech
- Strategic Development & Division Leader – Cannabis
- VP, Product Management & Development
- VP, Head of IT Management Services
- VP, Data Strategy
- AVP, Professional Lines – East Regional Leader
- AVP, Professional Lines
- AVP, Professional Lines – West Regional Leader
- AVP, Operations InsurTech
- AVP, Underwriting – Central Region
- AVP, Excess Casualty
- AVP, Environmental
- AVP, Environmental Claims
- AVP, Actuarial Reserving

INVESTMENT UPDATE | SEPTEMBER 2022 | 15

Historical One GBLI Today GBLI Penn-America GBLI Middle Market GBLI Programs GBLI Cannabis GBLI Professional GBLI Environmental GBLI Excess Casualty GBLI InsurTech GBLI Collectibles GBLI Vacant Express Reinsurance Operations GBLI Reinsurance | Investment Update | September 2022 Stronger trading relationships across multiple businesses with key brokers, partners, and customers Shared brand recognition Execute as one company Expanded product offerings and solutions Consistent service experience ONE Global Indemnity Actively moving from a holding company comprised of different entities to One Company with businesses whose names are representative and connected to GBLI.

Execution of Strategic Vision Investment Update | September 2022 | Grow Historically Profitable Core Business Continuing Lines net written premium up 30.4% through June 2022 as compared to the first six months of 2021 P

Execution of our Strategic Vision Roadmap Investment Update | September 2022 72% Casualty Company | P Move towards a mix of 70% Casualty / 30% Property to reduce volatility and CAT losses

Build Three New Core Businesses Professional Products Launched Employment Practices Liability Non-Profit D&O/EPL Private Company D&O/EPL Excess Professional Miscellaneous E&O Technology E&O Crime Investment Update | September 2022 | Environmental Products Launched Contractors Pollution & Professional Practice Project Specific Excess Excess Casualty Products Launched Manufacturing Construction Real Estate Hospitality Appointed Agents 253 Submissions Received 4,029 Policies Written 423 Gross Written Premium $8M And Growing P P P

Make non-Core Businesses “Core” or Sell Investment Update | September 2022 | Farm, Ranch, and Equine Property and Commercial auto made up 76% of the premium, Casualty only 24% Written on an admitted basis versus Excess & Surplus lines Sold Personal Lines/Mobile Home CAT exposed business with 9 out of the 10 largest states for mobile homes being on the coast and making up 51% of the available risks in the country Personal lines versus our concentration on Commercial lines 94% Property and only 6% Casualty Written on an admitted basis versus Excess & Surplus lines High reinsurance costs to protect against volatility Sold Property Brokerage over $10 Million Total Insured Value (TIV) 50% of all Property Brokerage business was greater than $10 million TIV Of this business, 50% was habitational (tougher class) Habitational makes up less than 10% of business under $10 million TIV Property Brokerage greater than $10 million was 5% of total GBLI property writings but made up almost half, 47%, of per-risk property reinsurance costs GBLI made the strategic and economic decision to focus writings on profitable classes where we can retain larger net positions in line with our small-to-middle appetite Exit P P P

Reduced CAT Volatility Investment Update | September 2022 | Reduced CAT Volatility Gross Average Annual Loss (AAL) in 2020 was $56.3 million, after our actions in 2020, 2021, and 2022 including repositioning the Reinsurance portfolio to be casualty-focused, reducing Property Brokerage appetite, the sale of Personal Lines, and Farm, Ranch, and Equine AAL (Gross) as of 6/30/22 (excluding Farm, Ranch, and Equine) is $10.4 million.   This is a reduction in AAL of over 81% P

Reinsurance Savings Investment Update | September 2022 | By reducing our CAT By reducing our Property CAT exposure GBLI saved $3M in our Per-Risk treaty through these actions $11M in our CAT treaty through these actions Actions taken to reduce property exposure have reduced GBLI’s spend for reinsurance from an average of 11.7% to 5% for continuing lines as of June 2022 2022 Total Annual Reinsurance Savings is $14M By reducing our CAT

Upcoming Key Initiatives Investment Update | September 2022 InsurTech and Alternative Distribution Our Insurtech business enables us to offer new products via alternative distribution to insureds, aggregators, and retailers Hired a Relationship Management Director to oversee marketing and social media Middle Market Business Build out a Middle Market business focused on Casualty premiums in select products between $10-$25k and Property TIV in historically profitable classes between $2 million - $10 million This business will sit on top of our Penn-America business to write “Brokerage Lite” business Increase penetration and awareness of GBLI to the marketplace Increased Social Media presence Drive GBLI Brand Communications and Brand Wholesale MGA Program Administration Distribution Corporate marketing and business development Build an Outside and Inside Sales Team Strengthen the Customer Relationship experience Ramp up marketing of our Core Business and Brand Development |

Stan Lam Penn-America Investment Update | September 2022 |

` Penn-America Investment Update | September 2022 ` Consistent Underwriting Profitability Average Combined Ratio in the low 90’s Small Commercial Business Core lines of coverage for small business customers: Property, General Liability, Inland-Marine, Commercial Excess Liability $2,600 average premium per account Insure over 800 classes of business, including: Artisan Contractors Vacant Buildings and Land Apartments Mercantile Lessor’s Risk Casualty Focused 2015: 50% Casualty, 50% Property 2019: 61% Casualty, 39% Property 2022: 70% Casualty, 30% Property Strategy Written Premium |

Penn-America Investment Update | September 2022 ` National Brand, Specialty in Nature Distribution through 100+ specialty E&S wholesalers Non-admitted products available in all 50 states plus Washington, DC “Service-Minded, Solution-Driven” 3 regions, each led by a regional leader Centralized renewal underwriting and quality assurance team Expansion of High Margin Product Offerings Expansion of core product offerings: Artisan Contractors Vacant Buildings Auto Services Elimination of unprofitable segments: Colorado construction, Hotels/Motels, Liquor Liability  Strategy |

Utilizing Data and Analytics for Profitable Growth Investment Update | September 2022 ` Analytics Driving Profitable Growth ISO-based products coupled with proprietary customization: Precision-level pricing aligned to census block is calculated at point of sale Fully integrated 3rd party data leading to: Reduced firearms-related claims by over 85% Exposure verification for property values, sales, and payroll figures Drones providing “roof score” used to identify increased hazards & order of loss control inspections Internal AI tools identify classes of business, and census block-level data allowing underwriters to proactively address trends Multiple APIs fully integrated into proprietary technology for pre-bind and point-of-sale implementation Strategy |

Rate and Exposure Growth Outpace Inflation Investment Update | September 2022 ` 18 consecutive quarters of rate increases +8.2% Rate increase so far in 2022 +5.1% Exposure increase so far in 2022 Approximately 60% of Penn-America’s casualty business is rated based on sales or payroll, which are auditable Exposure inflation, along with rate increases, serves as an additional offset to loss inflation Penn-America’s premium audit recoveries have grown over 90% in 2022, driving additional premium growth in a high inflationary environment New vendors and 3rd party data tools are being implemented to optimize price-to-exposure for auditable classes, further driving growth and improving profitability Strategy |

Tom McGeehan Chief Financial Officer Investment Update | September 2022 |

GBLI Board: Objectives Investment Update | September 2022 | 2022-26 Net Written Premium CAGR Net Written Premium of Continuing Business Net Written Premium of Continuing Business

GBLI Board: Objectives Investment Update | September 2022 | On track to meet GBLI Board Objectives 2022-2026 Average Return on Equity Average ROE from 2022 to 2026 is expected to be 10.8% due to: Growth of Core Businesses Improvement in Combined Ratio with less volatility Higher Investment Yields Return on Operating Income does not include realized investment losses, gain on the sale of American Reliable’s businesses, and negative investment income from alternative investments Operating Income Return on Equity

Investment Update | September 2022 Investment Portfolio at June 30, 2022 | Global Indemnity took dramatic action in mid-year 2021 and early 2022 in order to reposition its investment portfolio in anticipation of rising interest rates and volatility in financial markets Collectibles Insurance Services Executed partnership to embed Collectibles Insurance Services product in proprietary homeowners’ platform Launched an app-based collectible sneaker point-of-sale product Sold its common stock portfolio early in the 1st quarter of 2022 Due to the risk of recession, GBLI sold its bank loan portfolio in the 2nd quarter of 2022. The ratings of the loans were B to BB which would perform poorly in a recession Duration of the bond portfolio at June 2022 - 1.7 years Actions were taken starting in May 2021 to lower duration. Duration was 4.6 years at that time Book Yields of the fixed income portfolio was 2.34% at March 2022. Book yield increased to 2.62% at June 2022 and has since increased to 2.91% at the end of August 2022 Interest rates have risen significantly during 2022 The short-duration portfolio is well positioned to mitigate losses from interest rate increases and to generate cash flows to deploy at higher rates Collectibles Insurance Services Executed partnership to embed Collectibles Insurance Services product in proprietary homeowners’ platform Launched an app-based collectible sneaker point-of-sale product Investment Portfolio $1.336 Billion $B Average credit rating of the bond portfolio is AA-

Collectibles Insurance Services Executed partnership to embed Collectibles Insurance Services product in proprietary homeowners’ platform Launched an app-based collectible sneaker point-of-sale product Investment Update | September 2022 Duration Shortening - Through June 30, 2022 | Significant actions were taken to enhance liquidity, provide investment flexibility, and buffer market volatility Collectibles Insurance Services Executed partnership to embed Collectibles Insurance Services product in proprietary homeowners’ platform Launched an app-based collectible sneaker point-of-sale product Book Yield has increased to 2.91% at August 2022 3 Year Treasury rate was 3.81% on September 16, 2022 GBLI’s Duration at 1.7 years is significantly lower than peer companies of 3.7 years The companies used to compute the average duration were AFG, ARGO, JRVR, KNSL, RLI, SIGI, and WRB Book Yield % Duration in Years Fixed Income Portfolio Duration Book Yield

Investment Update | September 2022 Investment Returns Compared to Peer Companies | Collectibles Insurance Services Executed partnership to embed Collectibles Insurance Services product in proprietary homeowners’ platform Launched an app-based collectible sneaker point-of-sale product 1Q22 for WR Berkley includes a gain of $251 million from the sale of a real estate investment in London Six Months Ended June 30, 2022 Source: S&P Capital IQ GBLI’s returns reflect the actions taken to shorten duration and sell common stocks

Investment Update | September 2022 Asset Mix Compared to Peer Companies | June 30, 2022 Source: S&P Capital IQ GBLI’s bond portfolio has a shorter duration than peer companies it also has less common stock exposure than peer companies GBLI is monitoring Equity Markets and will consider increasing exposures to common stock when market conditions improve

Investment Update | September 2022 | Investment income was divided by average investments to compute yield Funds that freed up from Octagon and Guggenheim were invested in 2-year US Treasuries that increase cash flows in 2024 – more available to reinvest at higher yields as rates rise Source: 2022 Plan for 2022 to 2024. Cash Flow projected to grow 10% annually thereafter. Income tax payments of $30 million annually assumed from 2026 to 2028 Source: Clearwater Investment Accounting System Year Yield 2022 2.84% 2023 3.09% 2024 3.38% 2025 3.46% 2026 3.51% 2027 3.41% 2028 3.39% Duration Shortening: Cash Flow Projections

Investment Update | September 2022 Conservative Balance Sheet/Asset & Liability Management | Collectibles Insurance Services Executed partnership to embed Collectibles Insurance Services product in proprietary homeowners’ platform Launched an app-based collectible sneaker point-of-sale product GBLI takes a conservative approach to managing its Assets and Liabilities AM Best, the preeminent insurance industry rating agency, in its May 19, 2022, press release confirming Global Indemnity’s ‘A’ Excellent rating, stated that its rating reflects Global Indemnity’s- “…balance sheet strength, which AM Best assesses as strongest, ….” The Company’s $1.3 billion investment portfolio is highly liquid and well matched in duration to the Company’s insurance liabilities (reserves) 96% of Global Indemnity’s investment portfolio is held in ‘AA-’ average credit quality, fixed income securities consisting of U.S. Treasuries, Investment Grade Corporate Bonds, U.S. State & Municipal Bonds, Asset-Backed Securities, and Cash; 1% held in preferred stocks 3% held in alternative investments `

Investment Update | September 2022 Strong Capital Position and Balance Sheet | Capital supports the business and provides returns to shareholders ` Even with the market turbulence of 2022, Global Indemnity has maintained capital to support future growth Strong Balance Sheet: A Rated by AM Best High-Quality Investment Portfolio (Projected to be $1.4 billion at December 31, 2022 Loss reserves – Strong reserving track record Quarterly internal reserve reviews performed Annual review performed by Independent Actuary No debt Discretionary capital of $200 million that will be used to support future growth

Investment Update | September 2022 GBLI Creating Value | Strong Balance Sheet to Support Growth Optimizing Performance Redeploying Capital Reduced Catastrophe Risk $$$ ` High-quality Investment Portfolio Short duration bond portfolio Shift to casualty is generating significant operating cash flows No common stock exposure Limited alternative asset exposure No debt Loss reserves – Strong reserving track record Discretionary capital available Strong underwriting Strong underwriting results expected from core businesses and new lines Took action to lower investment portfolio duration and improve investment returns Strong underwriting Robust Enterprise Risk Process Reduction of catastrophe exposure by selling non-core business and exiting lines with higher catastrophe exposure Strong underwriting Discretionary capital is available to deploy to support growth Eliminated $230 million (100%) of GBLI indebtedness since 2020

Thank You Investment Update | September 2022 |